UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1652
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2023

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

Optimize AI Smart Sentiment Event-Driven ETF

Ticker Symbol:  OAIE

Semi-Annual Report
September 30, 2022

Optimize AI Smart Sentiment Event-Driven ETF

Dear Shareholders:

Optimize Advisors, LLC, a U.S. registered investment adviser, is the advisor to the Optimize AI Smart Sentiment (ticker OAIE) exchange traded fund.

Please see the included chart, which demonstrates OAIE performance during the period along with the Fund’s performance relative to other long-only strategies that either a) utilize artificial intelligence as a method for stock selection, or b) pursue event-driven strategies, or c) seek to identify market sentiment. The Fund’s objective is to achieve capital appreciation over a full market cycle relative to its peers and the market (i.e., the S&P 500 index). On an absolute basis, OAIE returned -10.36% for the period, which underperformed the S&P 500 Index Total Return (including dividends) by 5.42%. The Fund underperformed the average return of 8 peers identified by the manager, by 3.76%. The Fund invests in stocks with identified events within the anticipated holding period, thus Fund constituents may experience elevated volatility. Because the Fund adviser seeks to maintain a risk profile for the Fund that similar to broad based equity indices, the cash allocation can offset event variance.

The peak to trough drawdown for the Fund was -15.75% approximately in line with average worst drawdown of -15.55% for peers. The Fund’s overweight allocation to the Information Technology Sector impacted returns on a relative basis. Overall, the sector detracted -6.75% over the period followed by Industrials which detracted -2.69%. Of the 62 securities the fund took positions in during the period, five experienced extremely weak earnings results post-earnings and should be mentioned here. The Fund held FDX – FedEx Corp (Industrials) which detracted -2.81%, NKE – Nike Inc. which detracted -2.17% (Consumer Discretionary), HPQ – HP Inc. detracted -1.85%, (Information Technology), ORCL – Oracle Corp (Information Technology) detracted -1.19% and ADBE – Adobe Inc. detracted -1.12% (Information Technology).

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares,

Optimize AI Smart Sentiment Event-Driven ETF

when sold or redeemed, may be worth more or less than the original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (1-800-617-0004). Short term performance is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

NAV The dollar value of a single share based on the value of the underlying assets of the Fund minus its liabilities divided by the number of shares outstanding. Calculated at the end of each business day.

A “peak to trough” decline measures the change between a cyclical high point in a time series (the “peak”) and a cyclical low point in a time series (the “trough”). The cyclical high point or “peak” in this time series occurred on August 16, 2022, and the cyclical low point (“trough”) was September 30, 2022.

Despite the steep single-stock declines we have observed during the past 3 months through the earnings cycle, and the higher equity market volatility generally, our research continues to support our investment approach.

The quarter was marked by sharply rising interest rates, tightening fed policy, which resulted in higher-duration equities (e.g. Technology/Growth and Consumer Discretionary stocks) detracting on an attribution basis, while Financials and Energy were positive contributors.

OAIE is an actively managed ETF that does not track an index. At Fund inception, and as a function of the earnings calendar, OAIE was overweight Consumer Discretionary, and held a relatively high cash balance. As the quarter progressed, the portfolio concentrations shifted first to financials and then to information technology. As of September 30, 2022 OAIE’s top sector allocation is Financials at 30.55%. These sector concentration shifts are expected as the timing of earnings releases are such that many companies within sectors tend to report their quarterly results within the same time frame as their peers. To manage risk, we will tend to maintain relatively high cash-positions to reduce the risk associated with elevated event-variance for both single-constituents as well as sector concentrations within the portfolio. As of September 30th, 2022 our cash allocation is 20.53%, which is higher than average. We continue to monitor the portfolio holdings and exposure and will actively adapt both sector and single-name allocations and concentration if we believe the higher volatility the market is currently experiencing will persist.

Optimize AI Smart Sentiment Event-Driven ETF

Market and economic outlook:

We believe sharply rising interest rates may continue to pressure risk assets including equities, and that the increases in rates that we have seen may yet continue for as long as the PCE Deflator—the Federal Reserve’s preferred measure of inflation—remains elevated, particularly relative to short-term rates (i.e. real rates remain negative). While many commodity prices, such as for lumber and crude oil and related products, have fallen from their peaks, pricing for asset classes such as housing remain extremely elevated and unsustainable in our view when combined with the current rate environment. Median home prices in the United States have increased by 65% since January of 2020 and are presently almost 12x median personal income. This is by far the most expensive by this metric in half a century, and 20% above the 10x level seen in ‘05/’06 during the housing bubble that was the precursor to the credit crisis that began to unfold in late 2007. Since January 2020, the median home price has increased 65%, from $268.9k to $443.5k. The average 30-year mortgage rate has increased from 3.25% to 7.05% and the median monthly payment has increased 253%, from $936/month to $2,372/month. On an annualized basis, this represents an increase from 31% to 76% of median personal income. A 20% down payment on the median home was equivalent to 1.5X of median personal income in January 2020. It is equivalent to 2.36X today. There is some evidence that these dynamics are causing the housing market to weaken.

 The combination of a) sharply deteriorating standards of living due to inflation and higher rates/borrowing costs; b) a slowing domestic economy; c) the war in Ukraine; and d) the US mid-term elections, leads us to anticipate higher than average levels of equity market volatility.

The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Investing involves risk including possible loss of principal. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems and there is no guarantee of success. Event-driven investing requires the Adviser to make predictions about the likelihood than an event or transaction will occur and the impact such event or transaction will have on the value of a security. If the event or transaction fails to occur or it does not have the anticipated effect, losses can result. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholder of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.

The Fund is non-diversified, which means that it may invest a high percentage of fits assets in a limited number of securities. Since the Fund is non-diversified, its NAV and total returns may fluctuate or fall more than diversified mutual fund. Gains or losses on a single stock may have a greater impact on the Fund Shares are bought and sold at market price not net asset value (NAV) and are not individually redeemed from the Fund.

Optimize AI Smart Sentiment Event-Driven ETF

Expense Example (Unaudited)
September 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(2)
	Expense Ratio	Account Value	Account Value	(Commencement to
Institutional Class	(9/30/2022)	(Commencement)(1)	(9/30/2022)	9/30/2022)
Actual(3)	1.00%	$1,000.00	$ 896.40	$2.78
Hypothetical	1.00%	$1,000.00	$1,011.73	$2.95

(1)	Commencement date of the Fund was June 15, 2022.
(2)
Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 107/365 to reflect its period commencement to September 30, 2022.

(3)	Based on the actual NAV returns from the commencement of June 15, 2022 through the period ended September 30, 2022 of -10.36%.

Optimize AI Smart Sentiment Event-Driven ETF

Allocation of Portfolio(1) (% of Investments) (Unaudited)
September 30, 2022

Top 10 Equity Holdings(1)(2) (% of Investments) (Unaudited)
September 30, 2022

Constellation Brands, Inc.	9.09%
Devon Energy Corp.	8.94%
NIKE, Inc.	7.31%
PepsiCo, Inc.	4.30%
JPMorgan Chase & Co.	4.14%
Citigroup, Inc.	4.12%
Taiwan Semiconductor Manufacturing Co Ltd. – ADR	4.07%
UnitedHealth Group, Inc.	4.00%
US Bancorp	3.99%
Wells Fargo & Co.	3.98%

(1)
Data expressed as a percentage of investments as of September 30, 2022. Data expressed excludes securities sold short. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)	Data expressed excludes short-term investments, such as money market funds. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

Optimize AI Smart Sentiment Event-Driven ETF

Schedule of Investments (Unaudited)
September 30, 2022

	Shares	Value

COMMON STOCKS – 82.55%

Banks – 21.51%
Citigroup, Inc.	500	$20,835
JPMorgan Chase & Co.	200	20,900
The PNC Financial Services Group Inc.	100	14,942
US Bancorp	500	20,160
Wells Fargo & Co.	500	20,110
		96,947

Beverages – 15.01%
Constellation Brands, Inc.	200	45,936
PepsiCo, Inc.	133	21,714
		67,650

Capital Markets – 14.51%
The Bank of New York Mellon Corp.	400	15,408
BlackRock, Inc.	36	19,810
The Charles Schwab Corp.	200	14,374
Morgan Stanley	200	15,802
		65,394

Health Care Providers & Service – 4.49%
UnitedHealth Group, Inc.	40	20,202

Semiconductors & Semiconductor – 8.82%
Micron Technology, Inc.	383	19,188
Taiwan Semiconductor Manufacturing Co Ltd. – ADR (a)	300	20,568
		39,756

Textiles, Apparel & Luxury Goods – 8.19%
NIKE, Inc.	444	36,905

Mining, Quarrying, and Oil and Gas Extraction – 10.02%
Devon Energy Corp.	751	45,157

Total Common Stocks
(Cost $392,260)		372,011

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Schedule of Investments (Unaudited) – Continued
September 30, 2022

	Shares	Value
SHORT-TERM INVESTMENTS – 29.55%

Money Market Fund – 29.55%
First American Government Obligations Fund, Class X, 2.77% (b)(c)	133,160	$133,160
Total Short-Term Investments
(Cost $133,160)		133,160
Total Investments
(Cost $525,420) – 112.10%		505,171
Other Liabilities in Excess of Other Assets – (12.10)%		(54,508)
Total Net Assets – 100.0%		$450,663

ADR – American Depository Receipt
(a)	Foreign security.
(b)	The rate quoted is the annualized seven-day effective yield as of September 30, 2022.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Statement of Assets and Liabilities (Unaudited)
September 30, 2022

ASSETS:
Investments, at value (Cost $525,420)	$505,171
Dividends and interest receivable	358
Receivable for investments	125,697
Receivable from Adviser	4,800
Total assets	636,026

LIABILITIES:
Payable for investments	185,362
Due to custodian	1
Total liabilities	185,363

NET ASSETS	$450,663

NET ASSETS CONSIST OF:
Paid-in capital	$502,600
Total accumulated loss	(51,937)
Total net assets	$450,663

Net assets	$450,663
Shares issued and outstanding(1)	20,000
Net asset value	$22.53

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Statement of Operations (Unaudited)
For the Period Ended September 30, 2022(1)

INVESTMENT INCOME:
Dividend Income	$1,428
Interest income	696
Total investment income	2,124

EXPENSES:
Investment advisory fees (See Note 3)	1,453
Total expenses	1,453
NET INVESTMENT INCOME	671

REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(32,359)
Net realized loss	(32,359)
Net change in unrealized depreciation on:
Investments	(20,249)
Net change in unrealized depreciation	(20,249)
Net realized and change in unrealized loss on investments	(52,608)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(51,937)

(1)	Commencement date of the Fund was June 15, 2022.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Statement of Changes in Net Assets

For the Period
Ended
September 30, 2022
(Unaudited)(1)
OPERATIONS:
Net investment gain	$671
Net realized loss on investments	(32,359)
Change in net unrealized depreciation on investments	(20,249)
Net decrease in net assets resulting from operations	(51,937)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	502,600

NET INCREASE IN NET ASSETS	450,663

NET ASSETS:
Beginning of period	—
End of period	$450,663

(1)	Commencement date of the Fund was June 15, 2022.
(2)	A summary of capital share transactions is as follows:

	For the Period Ended
	September 30, 2022
	(Unaudited)(1)
	Shares	Amount
SHARE TRANSACTIONS:
Issued	20,000	$502,600
Redeemed	—	—
Net increase in shares outstanding	20,000	$502,600

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Financial Highlights

	For the Period
	Ended
	September 30, 2022(1)
	(Unaudited)
PER SHARE DATA:(2)
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment gain(3)	0.03
Net realized and unrealized loss on investments	(2.50)
Total from investment operations	(2.47)

LESS DISTRIBUTIONS:
Total distributions paid	—
Total transaction fees	—
Net asset value, end of period	$22.53

Total return, at NAV(4)	(10.36	)%(5)
Total return, at Market(4)	(10.29	)%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$451

Ratio of expenses to average net assets	1.00	%(6)
Ratio of net investment income to average net assets	0.46	%(6)
Portfolio turnover rate(7)(8)	634	%(5)

(1)	The Fund commenced investment operations on June 15, 2022.
(2)	For a Fund share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Excludes in-kind transactions associated with creations of the Fund.
(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited)
September 30, 2022

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Optimize AI Smart Sentiment Event-Driven ETF (the “Fund”) is an actively-managed, exchange-traded fund (“ETF”) that pursues its investment objective by investing primarily in the equity securities of U.S. listed companies. The Fund will also invest in the securities of other investment  companies, including other ETFs and mutual funds, that invest in equity securities. Under normal market conditions, the Fund’s portfolio will be composed of the equity securities of approximately 10 to 40 issuers. The Fund will typically trade portfolio securities before and after corporate events of U.S. listed companies. Types of corporate events may include earnings calls and similar announcements, other corporate events such as product announcements, mergers and acquisitions, regulatory events such as FDA announcements and industry and sector events that may have an impact on the value of the stock.

The Fund commenced operations on June 15, 2022. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund’s investment adviser, Optimize Advisors LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2022

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX Options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Optimize Advisors LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2022

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$372,011	$—	$—	$372,011
Short-Term Investments	133,160	—	—	133,160
Total	$505,171	$—	$—	$505,171

As of the period ended September 30, 2022, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

B. Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

C. Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

D. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

E. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the NYSE Arca, Inc. is closed for trading.

F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2022

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 1.00%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2022

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended September 30, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

Distributions to Shareholders – The Fund intends to pay dividends from net investment income at least quarterly, and to distribute all net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended September 30, 2022, the Fund did not make any distributions to shareholders.

5.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the NYSE Arca, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 20,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offer one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable

Optimize AI Smart Sentiment Event-Driven ETF

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2022

fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$—	$—	$—	$—
Other	$2,546,291	$2,405,569	$285,665	$—

7.  RECENT MARKET EVENTS RISK

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

8.  SUBSEQUENT EVENTS

As of October 7, 2022, Kristen Pierson no longer serves as an Assistant Treasurer of the Trust. As of October 27, 2022, Hailey Glaser resigned as an Assistant Treasurer of the Trust and Richard Grange was approved as an Assistant Treasurer of the Trust. These changes were approved by the Board on October 27, 2022.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Optimize AI Smart Sentiment Event-Driven ETF

Approval of Advisory Agreements and Board Consideration (Unaudited)

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must approve the investment advisory agreement for any new fund of the Trust.

In this regard, at a meeting held on April 28, 2022 (the “Meeting”), the Board, including the Independent Trustees, considered and unanimously approved an advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, the Optimize AI Smart Sentiment Event-Driven ETF (the “Fund”) and Optimize Advisors, LLC (“Optimize”), for an initial two-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in selecting Optimize to serve as the Fund’s investment adviser and approving the Advisory Agreement.

In advance of the Meeting, Optimize provided information to the Board in response to requests submitted to it by the Trust’s administrator, on behalf of the Trustees, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Optimize included materials describing, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Optimize; (ii) the investment performance of the strategy to be used in managing the Fund; (iii) the Fund’s overall fees and operating expenses, including the proposed unified management fee payable to Optimize, compared with those of a peer group of registered funds; and (iv) potential “fall-out” benefits Optimize may receive based on its relationship with the Fund.

In considering and approving the Advisory Agreement, the Board considered the information it believed relevant, including, but not limited to, the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Optimize, the Interested Trustee, and management. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by Optimize under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Optimize’s plans with respect to the Fund’s investment process and portfolio strategy, the approach to security selection and the overall positioning of the Fund’s portfolio. In particular, the Board considered the Fund’s strategy of investing in the equity securities of companies and applying quantitative analytics that use the prices of the weekly and other options available on a security to assess the overall market’s expectations for the possible price movements of the underlying security. The Board also received and reviewed information about Optimize’s history and organizational structure and about the Fund’s portfolio managers, Mr. Michael Khouw and Mr. Andrew DeFeo, noting their respective background and experience. The Board also noted it met with and received a presentation from representatives from Optimize, including Mr. Khouw, Mr. DeFeo, Mr. Hani El-Sakkout and Mr. Gideon Agar, at the Meeting.

Optimize AI Smart Sentiment Event-Driven ETF

Approval of Advisory Agreements and Board Consideration (Unaudited) – Continued

The Board evaluated the ability of Optimize, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of Optimize.

The Board considered the special attributes of the Fund as an exchange-traded fund (“ETF”) relative to a traditional mutual fund and the benefits that are expected to be realized from such a structure. The Board also considered the resources committed by Optimize to support the on-going operations of the Fund.

INVESTMENT PERFORMANCE

The Board reviewed Optimize’s process for identifying and selecting investments for inclusion in the Fund’s portfolio. The Board acknowledged that the Fund is newly formed and has no actual investment performance record, and that, as an investment adviser that was recently formed, Optimize also had no performance track record. The Board considered information provided by Optimize about the portfolio management team’s investment experience and the team’s investment process. The Board then noted that it would have the opportunity to review the Fund’s actual performance on an on-going basis after its launch and in connection with future reviews of the Advisory Agreement.

FUND EXPENSES AND INVESTMENT MANAGEMENT FEE RATE

The Board received and considered information regarding the Fund’s proposed management fee and anticipated total operating expense ratio.

The Board considered the Fund’s anticipated net expense ratio in comparison to the average and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc., an independent provider of investment company data, based on screening criteria applied by the Trust’s administrator in consultation with Optimize. The Board received a description of the methodology and screening criteria used by the Trust’s administrator to select the registered funds in the Expense Group. The Board considered the inherent limitations of comparisons to the Expense Group in light of uncertainty as to how the fees of other funds in the Expense Group are set and potentially material differences between the Fund and such other funds. The Board noted it would be able to re-evaluate the Fund’s fees in the future in the context of future contract renewals.

The Board reviewed and considered the contractual investment management fee rate that would be payable by the Fund to Optimize for investment advisory services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in the Expense Group. The Board noted the Management Fee Rate of the Fund is above the Expense Group’s median and s average, and the Board noted that the overall expense structure of the Fund is competitive in the context of other factors considered by the Board. In this regard, the Board was informed that the funds in the Expense Group may vary widely in their complexity and that the management of the Fund is among the more complex relative to the Expense Group. The Board also took into consideration the Fund’s “unified fee” structure, under which Optimize would, in addition to providing investment management services, bear the costs of various third-party services necessary for the Fund to operate. The Board considered that, other than the management fee, Optimize would pay all operating expenses of the Fund, except for certain costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan.

Optimize AI Smart Sentiment Event-Driven ETF

Approval of Advisory Agreements and Board Consideration (Unaudited) – Continued

The Board considered that Optimize does not manage any other accounts or funds with investment strategies substantially similar to those proposed for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board determined that the Management Fee Rate is reasonable in light of the services to be covered by the Advisory Agreement.

PROFITABILITY

The Board acknowledged that there is no actual information about Optimize’s profitability earned from the Fund but considered information about Optimize’s projected profitability based on a set of assumptions. The Board noted that it would have an opportunity to review information about actual profitability earned from the Fund in the context of future contract renewals.

ECONOMIES OF SCALE

The Board considered information about the notion of possible realization of economies of scale as the assets of the Fund grow and the extent to which potential scale benefits may be shared with shareholders. The Board noted that the amount and structure of the Fund’s unified fee contemplates a sharing of economies of scale with Fund shareholders. The Board also considered that any reduction in fixed costs associated with the management of the Fund would benefit Optimize due to the unified fee structure of the Fund, but that the unified fee would protect shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals.

OTHER BENEFITS TO OPTIMIZE

The Board received and considered information regarding potential “fall-out” or ancillary benefits to Optimize, as a result of its anticipated relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, among other information and factors deemed relevant by the Board, the Board unanimously approved the Advisory Agreement for an initial two-year term.

Optimize AI Smart Sentiment Event-Driven ETF

Additional Information (Unaudited)
September 30, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended September 30, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Funds are available, without charge on the Funds’ website at www.smartsentimentetfs.com/oaie.

Optimize AI Smart Sentiment Event-Driven ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Optimize Advisors LLC
112 West 34th Street, 18th Floor
New York, NY 10120

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable for Semi-Annual Reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    12/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    12/8/2022

By (Signature and Title)      /s/Cullen Small
Cullen Small, Principal Financial Officer

Date    12/8/2022